Rule 497(e)

File Nos. 333-72042 & 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805	HV-6776	Premier InnovationsSM
333-151805	HV-6778	Premier Innovations (Series II)

333-72042	HV-3574	PremierSolutions Standard
333-72042	HV-4899	PremierSolutions New Jersey Institutions of Higher Education
333-72042	HV-5244	PremierSolutions Standard (Series II)
333-72042	HV-5795	PremierSolutions Standard (Series A)
333-72042	HV-6779	PremierSolutions Standard (Series A-II)
333-72042	HV-7969	State of Iowa Retirement Investors Club 403(b)

Supplement dated December 17, 2021 to your Prospectus

FUND REORGANIZATION

Oakmark Equity and Income Fund

On July 28, 2021, the Board of the Trustees of the Harris Associates Investment Trust approved the combination of the Investor Class and Service Class shares and the conversion of the Funds’ Service Class shares to Investor Class shares (the “Combination”).

The class attributes of each Fund’s Service Class and Investor Class are currently substantially similar. As a result of the Combination, the existing Service Class shares will be terminated, and those shares of the Funds held by each shareholder will be converted to Investor Class shares of the same Fund, in each case with lower net total expenses. The Combination is expected to occur on or about the close of business on December 17, 2021 (the “Effective Date”). The Combination is not expected to have any federal income tax consequences for Service Class shareholders, as they generally should not recognize any gain or loss because of the Combination. Each Service Class shareholder is urged to consult his or her own tax adviser regarding the tax consequences of the Combination to that shareholder.

Effective immediately, Service Class shareholders will become Investor Class shareholders of their respective Fund and receive shares with a total net asset value equal to that of their current Service Class shares. In addition, all references to the terminated Service Class shares are removed from each Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information. There is no action required by shareholders to affect the Combination.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.